UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                       October 5, 2005 (October 4, 2005)


                        COMPOSITE TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


          Nevada                         000-10999               59-2025386
          ------                         ---------               ----------
(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)


                                2026 McGaw Avenue
                                Irvine, CA 92614
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

      On October 4, 2005, Composite Technology Corporation (the "Company") and the City of Kingman, Kansas executed an agreement, dated as of September 23, 2005, pursuant to which the City of Kingman agrees to purchase 70 linear miles of the Company's ACCC conductor and related hardware (the "Agreement"). Under the terms of the Agreement, the Company agrees to credit $14,750 of the total purchase price ($839,167 for the cable and $148,985 for the hardware) for past consideration. The Agreement is subject to Bankruptcy Court approval. This description of the Agreement is qualified in its entirety by reference to the Agreement that the Company has attached hereto as Exhibit 10.1.

Item 8.01 Other Events

      On October 5, 2005, the Company issued a press release regarding the Company's proposed settlement of three claims under the bankruptcy proceeding and rescheduled hearing to consider confirmation of the Company's plan of reorganization to be heard before the U.S. Bankruptcy Court on October 17, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1.

      The press release contains forward-looking statements about the Company's proposed settlements of claims under the bankruptcy proceeding and its expectations concerning emergence from bankruptcy. These statements involve risks and uncertainties and actual results may differ. Potential risks and uncertainties include the Company's ability to obtain Bankruptcy Court's approval of the proposed settlements and its plan of reorganization; and the potential rejection of the Company's reorganization plan, and the negative impact of such outcome, might have on the Company's financial condition and business. More information on potential factors that could affect the Company's financial condition is included from time to time in the Company's public reports filed with the SEC, including the Company's Form 10-KSB for the fiscal year ended September 30, 2004, as amended, the Company's Form 10-Q for the quarter ended December 31, 2004, as amended, the Company's Form 10-Q for the quarter ended March 31, 2005, as amended, and the Company's Form 10-Q for the quarter ended June 30, 2005. The Company assumes no obligation to update any forward-looking statements or information, which speak only as of their respective dates.

Item 9.01 Financial Statements and Exhibits

      (d) Exhibits

      10.1 Agreement between City of Kingman, Kansas and Composite Technology Corporation, dated as of September 23, 2005

      99.1 Press Release of Composite Technology Corporation, dated October 5, 2005

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMPOSITE TECHNOLOGY CORPORATION
                                            (Registrant)


Date: October 5, 2005                       By: /s/ Benton H Wilcoxon
                                                --------------------------------
                                                Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description of Exhibit

10.1 Agreement between City of Kingman, Kansas and Composite Technology Corporation, dated as of September 23, 2005

99.1        Press Release of Composite Technology Corporation,  dated October 5,
            2005